                                                                    Exhibit 10.3


                      NESS SECURITY PRODUCTS PTY LIMITED
                                ACN 069 984 372



                            FAI INSURANCES LIMITED
                                ACN 004 304 545



                      __________________________________

                           FIXED AND FLOATING CHARGE
                      __________________________________



                             ATANASKOVIC HARTNELL
                    ---------------------------------------
                    LAWYERS - CORPORATE, FINANCE & TAXATION


                                   Level 10
                          Atanaskovic Hartnell House
                            75-85 Elizabeth Street
                                  Sydney NSW
                                Australia 2000
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DEED dated              between:

1. NESS SECURITY PRODUCTS PTY LIMITED (ACN 069 984 372) of Unit 4, 167 Prospect Highway, Seven Hills, NSW 2147 ("Mortgagor"); and

2. FAI INSURANCES LIMITED (ACN 004 304 545) of Level 42, 50 Bridge Street, Sydney, NSW 2000 ("Mortgagee").

OPERATIVE PART

1.   DEFINITIONS AND INTERPRETATION

1.1  Definitions

The following definitions apply unless the context requires otherwise.

"Attorney" means any attorney appointed under this Deed or any Collateral Security.

"Borrower" means FAI Home Security Pty Limited (ACN 050 064 214).

"Collateral Security" means any Security Interest, indemnity or other similar surety or other document or agreement at any time created or entered into as security for any Secured Money.

"Deed of Priority" means the deed of priority agreement between the Mortgagor, the Mortgagee and Westpac Banking Corporation dated on or about the date of this Deed.

"Facility Agreement" means the facility agreement between the Borrower and the Mortgagee dated on or about the date of this Deed.

"Intellectual Property" means any intellectual or industrial property including without limitation:

(a) a patent, trade mark or service mark, copyright, registered design, trade secret, or confidential information; or

(b) a licence or other right to use or to grant the use of any of the foregoing or to be the registered proprietor or user of any of the foregoing.

"Liquidation" includes official management, receivership, compromise, arrangement, amalgamation, administration, reconstruction, winding up, dissolution, assignment for the benefit of creditors, arrangement or compromise with creditors, bankruptcy or death.

"Marketable Security" has the meaning given in the Corporations Law, but also includes:

(a) a document referred to in the exceptions to the definition of "debenture" in the Corporations Law;
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                                       2

(b)  a unit or other interest in a trust or partnership

(c)  a negotiable instrument; and

(d) a right or an option in respect of a Marketable Security, whether issued or unissued, including, without limitation, any of the above.

"Mortgaged Property" means the property mortgaged or charged by this Deed or any Collateral Security granted by the Mortgagor.

"New Rights" means all assets, rights, powers and proceeds of any nature at any time attaching to, or arising out of a holding in, any Marketable Securities included in the Mortgaged Property. It includes:

(a) any Marketable Security, any right to take up Marketable Securities or any allotment of further Marketable Securities;

(b) any Marketable Security resulting from the conversion, consolidation or sub-division of a Marketable Security;

(c) any certificate or other evidence of title to a Marketable Security or to anything specified in this definition; and

(d) any distribution or dividend under, and any proceeds of, or of the disposal of, anything specified in this definition.

"Power" means a power, right, authority, discretion or remedy which is conferred on the Mortgagee or a Receiver or Attorney:

(a)  by this Deed or any Collateral Security; or

(b)  by law in relation to this Deed or any Collateral Security.

"Receiver" means a receiver or receiver and manager appointed under this Deed or any Collateral Security.

"Secured Money" means:

(a) all money which the Mortgagor (whether alone or with another person) is or at any time may become actually or contingently liable to pay to or for the account of the Mortgagee (whether alone or with another person) for any reason whatever on any account whatsoever (it includes, without limitation, money by way of principal, interest, fees, costs, indemnity, guarantee, indemnity or other similar surety, charges, duties or expenses, or payment of liquidated or unliquidated damages); and

(b) all obligations which the Mortgagor (whether alone or with another person) is or at any time may become actually or contingently liable to perform for or for the account of the Mortgagee (whether alone or with any other person) for any
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                                       3

     reason and on any account whatsoever (it includes, without limitation, payment of liquidated or unliquidated damages).

Where the Mortgagor would have been liable but for its Liquidation, it will be taken still to be liable.

"Unpaid Capital" means any uncalled or unpaid share capital or premiums of the Mortgagor.

1.2  Facility Agreement definitions

Definitions and rules of interpretation set out in the Facility Agreement apply in this Deed unless the context requires otherwise or the relevant term is defined in this Deed.

2.   CHARGE

2.1  Charge

(a) The Mortgagor charges to the Mortgagee all its present and future assets and undertaking including, without limitation, Unpaid Capital.

(b)  The charge secures the due and punctual payment of the Secured Money.

(c) The charge is given in consideration of the Mortgagee entering the Transaction Documents, providing or continuing to provide advances and financial accommodation from time to time, or both, and for other valuable consideration received.

2.2  Prospective liability

Subject to Clause 2.3, for the purposes of the Corporations Law the maximum prospective liability (as defined in the Corporations Law) secured by this Deed shall be limited to A$10,000,000. This shall not effect the amount actually secured by or recoverable under this Deed.

2.3  Increase in prospective liability

The Mortgagee may from time to time lodge a notice under section 268(2) of the Corporations Law on behalf of the Mortgagor specifying an increase in the maximum prospective liability secured by this Deed. From the date of lodgement the sum specified in Clause 2.2 will be taken to be varied to the sum specified in the notice.

3.   NATURE OF CHARGE

3.1  Priority

The charge ranks in the order contained in clause 3.1 of the Deed of Priority.

3.2  Nature of charge
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                                       4

The charge operates:

(a)  as a fixed charge as regards all present and future:

     (i) freehold and leasehold property or any other interest in real property;

     (ii)   Unpaid Capital;

     (iii) machinery (other than stock-in-trade), plant, any item of equipment having a value in excess of A$50,000 or its equivalent;

     (iv)   insurance policies, and all the proceeds of those policies;

     (v) books of account, registers, minute books, statements, invoices, accounting and other records (including those recorded electronically) and all software;

     (vi)   interests in any partnership or joint venture;

     (vii)  Intellectual Property and goodwill;

     (viii) Marketable Securities including the New Rights;

     (ix)   Authorisations;

     (x) documents and agreements of any kind including without limitation, the Transaction Documents;

     (xi) book and other debts and the proceeds of those debts (other than proceeds which may be dealt with by the Mortgagor under clause 3.6(a));

     (xii) accounts opened in the name of the Mortgagor or for the benefit of the Mortgagor under any Transaction Document;

     (xiii) other assets that are not acquired for disposal in the ordinary course of the Mortgagor's business,

     and all right, title and interest of the Mortgagor in, under or derived from, the above (except as expressly provided); and

(b) subject to clause 3.4 a floating charge over the balance of all other assets charged.

All sub-paragraphs of paragraph (a) are to be construed independently. None limits the generality of any other.

3.3  Dealing with Mortgaged Property

(a) Except with the prior written consent of the Mortgagee or as expressly permitted in any Transaction Document, the Mortgagor shall not:
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                                       5

     (i) create or allow to exist any Security Interest over any Mortgaged Property; or

     (ii) agree to or allow any change to be made to the provisions of any Marketable Security or any Transaction Document; or

     (iii) in any other way:

           (A)  dispose of;

           (B)  create or allow any interest in; or

           (C)  part with possession of,

           any Mortgaged Property, except, subject to the Transaction Documents, any disposal of or dealing with any asset for the time being subject to the floating charge in the ordinary course of its ordinary business.

(b) Where by law the Mortgagee or a mortgagee may not restrict the creation of any Security Interest over an asset ranking after the charge created by this Deed, paragraph (a) will not restrict that creation, but the Mortgagor shall ensure that before that Security Interest is created the holder of that Security Interest enters into a deed of priority in form and substance specified by the Mortgagee.

3.4  Crystallisation

The floating charge referred to in clause 3.2 will automatically and immediately crystallise and operate as a fixed charge:

(a)  in respect of any asset:

     (i) on notice to the Mortgagor from the Mortgagee (which it may only give after the occurrence of an Event of Default);

     (ii)  if without the prior written consent of the Mortgagee, the Mortgagor:

           (A)  creates or allows any Security Interest over;

           (B)  sells, leases or otherwise disposes of;

           (C)  creates or allows any interest in; or

           (D)  parts with possession of,

           that asset in breach of a Transaction Document, or agrees or attempts to do so or takes any step towards doing so;

     (iii) on any step being taken with a view to levying or enforcing any distress, attachment or other execution on that asset or to enforcing any Security Interest in respect of that asset;
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                                       6

     (iv) on the Commissioner of Taxation or his delegate or successor signing a notice under:

           (A) s218 or s255 of the Income Tax Assessment Act 1936 (Cth) and the Income Tax Assessment Act 1997 (Cth);

           (B)  s38 of the Sales Tax Assessment Act 1992 (Cth); or

           (C)  any similar legislation,

           which will affect that asset; or

     (v) on a Governmental Agency taking any step which may result in an amount of Tax or an amount owing to a Governmental Agency ranking ahead of the floating charge with respect to that asset; or

(b)  in respect of all the Mortgaged Property:

     (i)   if the Mortgagor goes into Liquidation; or

     (ii)  on the security constituted by this Deed being enforced in any way.

     Except where expressly stated, no notice or action by the Mortgagee is necessary for the charge to crystallise.

3.5  De-crystallisation

By notice to the Mortgagor, the Mortgagee may at any time release from the fixed charge any asset which has become subject to a fixed charge under clause 3.4. That asset will then again be subject to the floating charge and to the further operation of that clause.

3.6  Dealing with proceeds

(a) Subject to the Transaction Documents, the Mortgagor may deal with the proceeds of any book or other debt as it thinks fit where:

     (i)   the book or other debt arose in the ordinary course of its business;

     (ii) the proceeds do not arise from the disposal of, lease of, or grant of any interest in, an asset the subject of the fixed charge;

     (iii) the proceeds are received before the floating charge crystallises in respect of all the Mortgaged Property and before anything described in clause 3.4(a) occurs with respect to the debt or those proceeds; and

     (iv)  no Transaction Document provides otherwise.

(b)  Subject to the Transaction Documents, the Mortgagor shall ensure that:
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                                       7

     (i) all other proceeds of any book or other debt or proceeds paid to the Mortgagor in relation to a Marketable Security; and

     (ii) all the proceeds of any disposal of or other dealing with any asset the subject of a fixed charge, which are not immediately applied in acquiring another similar asset or in payment of the Secured Money or moneys ranking ahead of the Secured Money, are paid immediately into a separate account of which the Mortgagor has notified the Mortgagee.

(c) The Mortgagor shall give notices and directions necessary or requested by the Mortgagee to ensure paragraph (b) is complied with.

(d) Failure by the Mortgagee to require the Mortgagor to comply with this clause will not constitute a waiver.

(e) Without prejudice to paragraph (d), if for any reason the Mortgagee waives or is taken to have waived the requirements of this clause, the charge created by this Deed will still operate as a fixed charge in respect of the relevant debt or other asset which gives rise to the relevant moneys or proceeds.

(f) In this clause "proceeds" includes moneys or consideration payable, whether or not received by the Mortgagor.

4.   COVENANT AND WARRANTY

4.1  Covenant to pay and perform

(a) The Mortgagor shall duly and punctually pay the Secured Money payable by it. After an Event of Default (whether or not it subsists) it will:

     (i)  pay all Secured Money on demand; and

     (ii) otherwise, do all that is required to reinstate the Mortgagee to the position it would have been in if the Event of Default had not occurred.

(b) The Mortgagor shall ensure that no Event of Default occurs. Without affecting the liability of the Mortgagor or the Powers of the Mortgagee in any other respect (including where a breach of this paragraph is also a breach of another provision), the Mortgagor is not liable in damages for a breach of this paragraph but the Mortgagee may exercise its Powers following the breach.

(c) The Mortgagor shall duly and punctually comply with its obligations under the Transaction Documents and ensure that:

     (i) its and the Borrower's representations and warranties in the Transaction Documents are true; and

     (ii) the Borrower duly and punctually complies with its obligations under the Transaction Documents.
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                                       8

4.2  Warranty

The Mortgagor represents and warrants that all its representations and warranties in the Transaction Documents are true or, if not yet made, will be true when made.

5.   FURTHER ASSURANCES

5.1  Further assurances

Whenever the Mortgagee requests the Mortgagor to do anything:

(a) for more satisfactorily mortgaging, assuring or securing the Mortgaged Property to the Mortgagee or the Mortgagee's nominee in a manner not inconsistent with this Deed or any Collateral Security; or

(b)  for aiding in the execution or exercise of any Power'

the Mortgagor shall do it immediately at its own cost. It may include (without limitation) registering this Deed, the execution or registering of any other document or agreement, the delivery of documents or evidence of title and the execution and delivery of blank transfers.

5.2  Interest in land

(a) Without limiting Clause 5.1, if requested by the Mortgagee, on acquiring any interest in real property the Mortgagor shall execute a legal or statutory mortgage over that interest securing the Secured Money in the form and substance required by the Mortgagee. The Mortgagor shall use its best endeavours to register that mortgage.

(b) The mortgage may not contain any obligation more onerous than in the other Transaction Documents.

5.3  Title documents

Without limiting Clause 5.1, the Mortgagor shall immediately upon request by the Mortgagee deliver to the Mortgagee all documents of title to interests in real property or Marketable Securities received by it.

6.   APPOINTMENT OF RECEIVER

6.1  Appointment

To the extent permitted by law, at any time after an Event of Default (whether or not it is continuing) the Mortgagee or any Authorised Officer of the Mortgagee may:

(a) appoint any person or any two or more persons jointly or severally or both to be a receiver or receiver and manager of all or any of the Mortgaged Property;

(b)  remove any Receiver;
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                                       9

(c)  appoint another Receiver in addition to or in place of a Receiver; and

(d) fix or vary the remuneration of a Receiver (such amount not to exceed the rate recommended by IPAA from time to time).

6.2  Agent of Mortgagor

Subject to Clause 6.4, every Receiver is the agent of the Mortgagor. The Mortgagor alone is responsible for a Receiver's acts and defaults.

6.3  Receiver's powers

In addition to any powers granted by law, and except to the extent specifically excluded by the terms of his appointment, every Receiver has power to do anything in respect of the Mortgaged Property that the Mortgagor could do. His powers include the following (without limitation).

(a) (Take possession and manage) He may take possession of, get in and manage the Mortgaged Property.

(b) (lease) He may lease any of the Mortgaged Property for any term (whether or not the Receiver has taken possession).

(c)  (Carry on business)  He may carry on or concur in carrying on any business.

(d) (Acquire any asset) He may acquire in any manner any asset (including, without limitation, to take it on lease). After that acquisition it will be included in the Mortgaged Property.

(e) (Maintain and improve the Mortgaged Property) He may do anything to maintain, protect or improve any of the Mortgaged Property or to obtain income or returns from any of the Mortgaged Property (including, without limitation, by development, sub-division, construction, alteration, or repair, of any property or by pulling down, dismantling or scrapping, any property).

(f)  (Raise money)  He may:

     (i) borrow or raise any money from any Mortgages or any other person approved by the Mortgagee;

     (ii)  give Guarantee, indemnity or other similar sureties; and

     (iii) grant any Security Interest over any of the Mortgaged Property to secure that money or Guarantee, indemnity or other similar surety. That Security Interest may rank in priority to or equally with or after, the security created by this Deed. It may be given in the name of the Mortgagor or otherwise.

(g)  (Lend)  He may lend money or provide financial accommodation.

(h)  (Sell)
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                                      10

     (i) He may sell any of the Mortgaged Property (whether or not the Receiver has taken possession).

     (ii)  Without limitation any sale may be made:

           (A)  by public auction, private treaty or tender;

           (B)  for cash or on credit;

           (C)  in one lot or in parcels;

           (D) either with or without special conditions or stipulations as to title or time or mode of payment of purchase money or otherwise;

           (E) with power to allow the whole or any part of the purchase money to be deferred (whether with or without any security);

           (F) whether or not in conjunction with the sale of any property by any person.

(i)  (Options)  He may grant or take put or call options.

(j)  (Sever fixtures)  He may sever fixtures.

(k) (Employ) He may employ or discharge any person as employee, contractor, Mortgagee, professional adviser, consultant or auctioneer for any purpose.

(l)  (Compromise)  He may make or accept any arrangement or compromise.

(m)  (Give receipts)  He may give receipts for money and other assets.

(n)  (Perform and enforce agreements)  He may:

     (i)   perform or enforce;

     (ii) exercise or refrain from exercising the Mortgagor's rights and powers under; or

     (iii) obtain the benefit in other ways of,

     any documents or agreements or rights which form part of the Mortgaged property and any documents or agreements entered into in exercise of any Power.

(o) (Vary and terminate agreements) He may vary, rescind or terminate any document or agreement (including without limitation surrender or accept the surrender of leases).

(p) (Authorisations) He may apply for, take up, transfer or surrender any Authorisation or any variation of any Authorisation.
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                                      11

(q) (Take insolvency proceedings) He may make debtors bankrupt, wind up companies and do any thing in relation to any actual or contemplated Liquidation (including, without limitation, attend and vote at meetings of creditors and appoint proxies).

(r) (Take proceedings) He may commence, defend, conduct, settle, discontinue or compromise proceedings in the name of the Mortgagor or otherwise.

(s) (Execute documents) He may enter into and execute documents or agreements on behalf of himself or the Mortgagor. This includes, without limitation, using the Mortgagor's seal on signing, accepting and endorsing cheques, promissory notes and bills of exchange.

(t) (Operate bank accounts) He may operate any bank account comprising part of the Mortgaged Property and open and operate any further bank account.

(u) (Surrender Mortgaged Property) He may surrender, release or transfer any of the Mortgaged Property.

(v) (Exchange Mortgaged Property) He may exchange with any person any of the Mortgaged Property for other property.

(w) (Promote companies) He may promote the formation of companies with a view to purchasing any of the Mortgaged Property or assuming the obligations of the Mortgagor or otherwise.

(x) (Delegate) He may delegate to any person approved by the Mortgagee any of his Powers (including delegation).

(y) (Have access) He may have access to and make use of the premises, plant, equipment, and records and accounting and other services of the Mortgagor and the services of its staff.

(z) (Vote) He may exercise any voting or other rights or powers in respect of any of the Mortgaged Property and do anything in relation to Marketable Securities.

(aa) (Other outgoings) He may pay any outgoing or indebtedness of the Mortgagor or any other person.

(ab) (Security interests) He may redeem any Security Interest or acquire it and any debt secured by it.

(ac) (Make calls) He may make calls on the members of the Mortgagor in respect of any Unpaid Capital.

(ad) (Insure)  He may take out insurance.

(ae) (Insurance claims) He may make, enforce, compromise and settle all claims in respect of insurance.
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                                      12

(af) (Incidental power) He may do anything incidental to the exercise of any other Power.

All of the above paragraphs are to be construed independently. None limits the generality of any other.

6.4  Receiver appointed after commencement of winding up

The power to appoint a Receiver may be exercised notwithstanding that:

(a) an order may have been made or a resolution may have been passed to wind up the Mortgagor; and

(b) a receiver appointed in those circumstances may not, or may not in some respects specified by the Receiver, act as the agent of the Mortgagor.

6.5  Powers exercisable by the Mortgagee

Whether or not a Receiver has been appointed, to the extent permitted by law the Mortgagee may exercise any Power of a Receiver at any time after an Event of Default (whether or not it is continuing) in addition to any Power of the Mortgagee and without giving notice. It may exercise those Powers and its Powers without taking possession or being liable as mortgagee in possession.

6.6  Withdrawal

The Mortgagee may at any time give up possession of the Mortgaged Property and may at any time withdraw any receivership.

7.   POWER OF ATTORNEY

(a) For valuable consideration and by way of security the Mortgagor irrevocably appoints each director and officer of the Mortgagee severally its attorney to do anything which:

     (i) the Mortgagor is obliged to do under or in relation to any Transaction Document; or

     (ii) the Mortgagee or any Receiver is authorised or empowered to do under any Transaction Document or any law but only at the times that that Mortgagee or a Receiver (if a Receiver had been appointed) would have been able to do it.

(b)  Without limitation, the Attorney may at any time:

     (i) do anything which in the opinion of the Mortgagee or Attorney is necessary or considered expedient to secure, preserve, perfect, or give effect to the security contained in this Deed (including, without limitation, anything under Clauses 8 or 9) and for this purpose without limitation he may execute any legal mortgage, transfer, assignment and other assurance
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                                      13

          of any of the Mortgaged Property in favour of the Mortgagee, any purchaser or any nominee; and

     (ii) delegate his powers (including delegation).

(c) No Attorney appointed under this Deed may act inconsistently with this Deed or any other Transaction Document.

8.   COMPLETION OF BLANK SECURITIES

The Mortgagee, any director or officer of the Mortgagee, any Receiver or any Attorney may complete any document which at any time is executed by or on behalf of the Mortgagor and deposited with the Mortgagee. It may complete it in favour of the Mortgagee, any nominee or any purchaser.

9.   PERFORMANCE OF MORTGAGOR'S OBLIGATIONS

If at any time the Mortgagor fails duly to perform any obligation in any Transaction Document the Mortgagee or any person it authorises may do anything which in its opinion is necessary or expedient to make good or to attempt to make good that failure to its satisfaction.

10.  INSPECTION

The Mortgagee or any person it authorises may at any time inspect and copy the records of the Mortgagor related to the Mortgaged Property and inspect the premises of the Mortgagor and its Subsidiaries and inspect the Mortgaged Property. The Mortgagor will do everything in its power to assist that inspection and copying and ensure that its employees and officers and its Subsidiaries and their employees and officers do the same.

11.  STATUTORY POWERS

11.1 Powers in augmentation

The powers conferred on a mortgagee by law:

(a) are in addition to the Powers conferred by this Deed or any Collateral Security;

(b) (to the extent permitted by law) may be exercised by the Mortgagee immediately an Event of Default occurs and at any time subsequently; and

(c) are excluded or varied only so far as they are inconsistent with the express terms of this Deed or any Collateral Security.

11.2 Leasing

The Mortgagor is not entitled to surrender any lease, accept any surrender of lease or to exercise any power of leasing conferred on the Mortgagor by law except as expressly permitted or contemplated in any Transaction Document.
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                                      14

11.3 Notice not required

To the extent permitted by law:

(a) the Mortgagor dispenses with any notice or lapse of time required by any law before enforcing this Deed or any Collateral Security or exercising any Power;

(b) no Mortgagee is required to give notice to any person before enforcement or exercise; and

(c) any law requiring the giving of notice or the compliance with a procedure or the lapse of time before enforcement or exercise is excluded.

12.  APPLICATION OF MONEYS RECEIVED

12.1 Order

Subject to any law which applies notwithstanding an agreement to the contrary, all moneys received by a Receiver, an Attorney or the Mortgagee under or by virtue of this Deed shall be applied in the following order.

(a) First: all costs, charges and expenses of the Mortgagee or any Receiver or Attorney which are incurred in or are incidental to the exercise or performance or attempted exercise or performance of a Power or otherwise in relation to this Deed or any Collateral Security.

(b) Second: any other outgoings which the Receiver, Attorney or the Mortgagee thinks fit to pay.

(c)  Third: the Receiver's remuneration.

(d) Fourth: to each holder of a Security Interest of which the Mortgagee is aware and which has priority over this Deed in relation to the relevant Mortgaged Property, to the extent, and in order, of priority.

(e) Fifth: to the Mortgagee for the account of the Mortgagee towards satisfaction of the Secured Money.

(f) Sixth: to each holder of a Security Interest of which the Mortgagee is aware and which ranks after this Deed in relation to the relevant Mortgaged Property, to the extent, and in order, of priority.

(g)  Seventh: the surplus (if any) belongs to the Mortgagor.

The surplus will not carry interest. If it pays the surplus to the credit or an account in the name of the Mortgagor with any bank carrying on business in Australia, the Receiver, Mortgagee or Attorney (as the case may be) will be under no further liability in respect of it.
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                                      15

12.2 Moneys actually received

In applying any moneys towards satisfaction of the Secured Money the Mortgagor will be credited only with the money available for that purpose which is actually received by the relevant Mortgagee. The credit will date from the time of receipt.

12.3 Amounts contingently due

If any of the Secured Money is contingently owing to the Mortgagee at the time of a distribution of an amount under Clause 12.1, the Mortgagee may place the amount contingently owing on short term interest bearing deposit until the relevant Secured Money become actually due or cease to be contingently owing, and the Mortgagee shall then:

(a)  pay to the Mortgagee the amount which becomes actually due to it; and

(b) apply the balance of the amount retained (together with interest earned on the deposit) in accordance with Clause 12.1.

12.4 Notice of subsequent Security Interests

(a) If the Mortgagee receives actual or constructive notice of a subsequent Security Interest affecting any of the Mortgaged Property it may open a separate account in the name of the Mortgagor in the books of the Mortgagee.

(b) If the Mortgagee does not open a new account it will be treated as if it had done so at the time it received actual or constructive notice of the Security Interest.

(c)  From the time the new account is opened or is taken to be opened:

     (i) all advances and accommodation made available by the Mortgagee to the Mortgagor;

     (ii)  all payments and repayments made by the Mortgagor to that Mortgagee;
           and

     (iii) moneys to be applied towards the Secured Money under Clause 12.1(e).

     will be or will be taken to be debited or credited as appropriate, to the new account. Payments, repayments and other moneys will only be applied in reduction of other Secured Money to the extent that, there is no debit balance in that account.

13.  OTHER SECURITY INTERESTS OVER MORTGAGED PROPERTY

(a) The Mortgagee and any Receiver or Attorney may rely on the certificate of a holder of another Security Interest affecting or purporting to affect the Mortgaged Property as to the amount and property secured by the Security Interest.

(b) The Mortgagee or any Receiver may at any time pay or agree to pay the amount certified by the holder of a Security Interest or purported Security Interest to be necessary to discharge it or some indebtedness secured by it, or to acquire it. From the date of payment that amount will be part of the Secured Money and the Mortgagor shall indemnify the Mortgagee and the Receiver on demand against that amount. This applies whether or not that Security Interest or purported Security Interest was valid or prior, equal or subsequent ranking, or the property or moneys stated in the certificate were secured by it.

14.  PROTECTION OF MORTGAGEES, RECEIVER AND ATTORNEY

Subject to any law which applies notwithstanding an agreement to the contrary, no Mortgagee nor any Receiver or Attorney will be liable in respect of:

(a) any conduct, delay, negligence or breach of duty in the exercise or non-exercise of a Power; nor

(b)  for any loss (including consequential loss) which results,

except where it arises from fraud or willful misconduct on the part of the Mortgagee, Receiver or Attorney.

15.  PROTECTION OF THIRD PARTIES

15.1 No enquiry

No party to any Dealing (as defined below) and no person asked to register a
Dealing:

(a)  is bound to enquire:

     (i) whether an Event of Default has occurred or whether this Deed has become unenforceable;

     (ii) whether a person who is, or purports or is purported to be, a Receiver or Attorney is duly appointed;

     (iii) the amount of Secured Money and whether Secured Money are due and payable; or

     (iv)  in any other way as to the propriety or regularity of the Dealing; or

(b)  is affected by express notice that the Dealing is unnecessary or improper.

For the protection of any party to a Dealing or a person registering a Dealing, the Dealing will be taken to be authorised by this Deed and will be valid accordingly, even if there is any irregularity or impropriety in the Dealing,

In this Clause a "Dealing" is:

(a)  any payment or any delivery or handing over of an asset to; or

(b) any acquisition, incurring of Financial indebtedness, receipt, sale, lease, disposal or other dealing, by,

the Mortgagee or any Receiver or Attorney, or any person who purports or is purported to be a Receiver or Attorney.

15.2 Receipt

The receipt of the Mortgagee or any Receiver or Attorney (or person who purports, or is purported, to be a Receiver or Attorney) for any moneys or assets payable to, or receivable or received by, it exonerates the person paying those moneys or handing over that asset from being concerned as to their application, or from being liable or accountable for their loss or misapplication.

16.  EXPENSES, INDEMNITY

16.1 Expenses

On demand the Mortgagor shall reimburse
the Mortgagee, each Receiver and each Attorney for its expenses in relation to:

     (i) any actual or contemplated enforcement of the Transaction Documents or the actual or contemplated exercise or preservation of any Powers under the Transaction Documents or in relation to the Mortgaged Property under the Transaction Documents; and

     (ii) any enquiry by a governmental agency concerning the Mortgagor or a transaction or activity for which, or in connection with which, financial accommodation or funds raised under a Transaction Document are used or provided, including, without limitation, expenses incurred in any review or environmental audit, in reimbursing or indemnifying any Receiver or Attorney or in retaining consultants to evaluate matters of material concern to that Mortgagee, and administrative costs including time of its executives (whose time and costs are to be charged at reasonable rates), and including in each case legal costs and expenses (including in-house lawyers charged at their usual rates) on a full indemnity basis. This does not limit the generality of Clause 16.2.

16.2 Indemnity

On demand the Mortgagor shall indemnify the Mortgagee, and each Receiver and Attorney against any loss, cost, charge, liability or expense that Mortgage (or any officer or employee of that Mortgagee) or any Receiver or Attorney may sustain or incur as a direct or indirect consequence of:

(a)  an Event of Default or breach of any Transaction Document;

(b) any exercise or attempted exercise of any Power or any failure to exercise any Power.

17.  INTEREST ON OVERDUE AMOUNTS

17.1 Accrual and payment

(a) (Accrual) Interest accrues on each unpaid amount which is due and payable by the Mortgagor under or in respect of any Transaction Document (including interest payable under this Clause):

     (i) on a daily basis up to the date of actual payment from (and including) the due date or, in the case of an amount payable by way of reimbursement or indemnity, the date of disbursement or loss, if earlier;

     (ii) both before and after judgment (as a separate and independent obligation); and

     (iii) at the rate provided in Clause 17.2,

except where the relevant Transaction Document provides otherwise.

(b) (Payment) The Mortgagor shall pay interest accrued under this Clause on demand by the Mortgagee. That interest is payable in the currency of the unpaid amount on which it accrues.

17.2 Rate

The rate applicable under this Clause is the sum of 2% per annum plus the highest rate (if any) applicable to the amount immediately before the due date.

18.  CERTIFICATE AS TO AMOUNT OF SECURED INTEREST

A certificate signed by the Mortgagee will be conclusive evidence against the Mortgagor, in the absence of manifest error:

(a)  as to the amount of Secured Money stated in the certificate;

(b)  that a document specified in that certificate is a Transaction Document;
     and

(c)  that the Mortgagee is of the opinion stated in the certificate.

19.  SURVIVAL OF REPRESENTATIONS AND INDEMNITIES

(a) All representations and warranties in a Transaction Document survive the execution and delivery of the Transaction Documents and the provision of advances and accommodation.

(b)  Each indemnity in a Transaction Document:

     (i)   is a continuing obligation;

     (ii)  is a separate and independent obligation; and

     (iii) survives termination or discharge of the relevant Transaction
           Document.

20.  CONTINUING SECURITY

Each of this Deed and each Collateral Security is a continuing security despite any settlement of account, intervening payment or anything else until a final discharge of this Deed and each Collateral Security has been given to the Mortgagor.

21.  OTHER SECURITIES

No Power and nothing in this Deed or any Collateral Security merges in, or in any other way prejudicially affects or is prejudicially affected by:

(a)  any other Security Interest; or

(b)  any judgment, right or remedy against any person,

which the Mortgagee or any person claiming through the Mortgagee may have at any time.

22.  WAIVERS, REMEDIES CUMULATIVE

(a) No failure to exercise and no delay in exercising any Power operates as a waiver. Nor does any single or partial exercise of any Power preclude any other or further exercise of that Power or any other Power.

(b) The Powers in this Deed and each Collateral Security are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

23.  CONSENTS AND OPINION

Except where expressly stated the Mortgagee may give or withhold, or give conditionally, approvals and consents, may be satisfied or unsatisfied, may form opinions, and may exercise its Powers, at its absolute discretion.

24.  SEVERABILITY OF PROVISIONS

(a) Any provision of this Deed or any Collateral Security which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this Deed or any Collateral Security nor affect the validity or enforceabillity of that provision in any other jurisdiction.

(b)  Without limiting the generality of paragraph (a):

     (i) the definition of Secured Money does not include any liability so long as and to the extent that the inclusion of that liability would avoid, invalidate or render ineffective Clause 2 or 3 or the security constituted by this Deed; and

     (ii) the definition of the Mortgaged Property does not include any asset so long as and to the extent that the inclusion of that asset would invalidate, avoid or render ineffective Clause 2 or 3 or the security constituted by this Deed.

     The Mortgagor shall use its best endeavours to satisfy any condition or obtain any Authorisation which may be necessary to include that liability or asset validly under this Deed.

25.  MORATORIUM LEGISLATION

To the full extent permitted by law all legislation which at any time directly or indirectly:

(a) lessens, varies or affects in favour of the Mortgagor any obligation under this Deed or any Collateral Security; or

(b) delays, prevents or prejudicially affects the exercise by the Mortgagee, any Receiver or Attorney, of any Power,

is excluded from this Deed and any Collateral Security.

26.  ASSIGNMENTS

(a) Subject to the other Transaction Documents, a Mortgagee may assign its rights under this Deed and each Collateral Security. If this Deed is assigned, the Secured Money will include all actual and contingent liability of the Mortgagor to the assignee, whether or not it was incurred before the assignment or in contemplation of it.

(b) The Mortgagor may not assign or transfer any of its rights or obligations under this Deed or any Collateral Security without the prior written consent of the Mortgagee.

27.  NOTICES

All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this Deed:

(a)  must be in writing;

(b)  must be signed by an officer or director of the sender; and

(c) will be taken to be duly given or made (in the case of delivery in person or by post or facsimile transmission) when delivered, received or left at the address of the recipient shown in this Deed or to any other address it may have notified the sender, but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

28.  AUTHORISED OFFICERS

The Mortgagor irrevocably authorises the Mortgagee to rely on a certificate by a person purporting to be its director or secretary as to the identity and signatures of its authorised officers. The Mortgagor warrants that those persons have been authorised to give notices and communications under or in connection with the Transaction Documents.

29.  GOVERNING LAW AND JURISDICTION

This Deed is governed by the laws of New South Wales. The Mortgagor submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

30.  THIRD PARTY PROVISIONS

30.1 Security not to be affected

None of this Deed, any Collateral Security or any Power nor the obligations of the Mortgagor under this Deed will be affected by anything which but for this provision might operate to release, prejudicially affect or discharge them or in any way relieve the Mortgagor from any obligation including:

(a) the grant to any person of any time, waiver or other indulgence, or the discharge or release of any person;

(b) any transaction or arrangement that may take place between the Mortgagee and any person;

(c)  the Liquidation of any person;

(d) the Mortgagee becoming a party to or bound by any compromise, moratorium, assignment of property, scheme of arrangement, composition of debts or scheme of reconstruction by or relating to any person;

(e) the Mortgagee exercising or delaying or refraining from exercising any other security or any right, power or remedy conferred on it by law or by any Transaction Document or by any other document or agreement with any person;

(f) the amendment, variation, novation, replacement, rescission, invalidity, extinguishment, repudiation, avoidance, unenforceability, frustration, failure, expiry, termination, loss, release, discharge, abandonment, assignment or transfer, in whole or in part and with or without consideration, of any Transaction Document, or of any other Security Interest or Guarantee or other document or agreement held by the Mortgagee at any time or of any right, obligation, power or remedy;

(g) the taking or perfection of or failure to take or perfect a Security Interest or Guarantee or other document or agreement;

(h) the failure by any person or the Mortgagee to notify the Mortgagor of any default by any person under any Transaction Document or any other agreement with the Mortgagee;

(i) the Mortgagee obtaining a judgment against any person for the payment of any Secured Money;

(j) any legal limitation, disability, incapacity or other circumstance relating to any person;

(k) any change in circumstance (including any change in the members or constitution of any person);

(l) any Guarantee or Security Interest or other document or agreement not being valid or executed by, or binding on, any person; or

(m) any increase in the Secured Money for any reason (including as a result of anything referred to above),

whether with or without the consent of the Mortgagor References to "any person" include the Borrower or any other person. None of the above paragraphs limits any of the others.

30.2 Principal and independent obligation

This Deed and each Collateral Security is a principal and independent obligation. Except for stamp duty purposes, it is not ancillary or collateral to any other Security Interest, right or obligation.

30.3 No marshalling

The Mortgagee is not obliged to marshal or appropriate in favour of the Mortgagor, or to exercise, apply or recover:

(a) any Security Interest or Guarantee, indemnity or other similar surety (including, without limitation, any Transaction Document) held by the Mortgagee at any time; or

(b) any of the funds or assets the Mortgagee may be entitled to receive or have claim on.

30.4 No competition

Until the Secured Money have been irrevocably paid and discharged in full, the Mortgagor is not entitled to and shall not:

(a) be subrogated to the Mortgagee or claim the benefit of any Security Interest or Guarantee, indemnity or other similar surety held by the Mortgagee at any time;

(b) either directly or indirectly prove in, claim or receive the benefit of, any distribution, dividend or payment arising out of or relating to the Liquidation of the Borrower or any other person who gives a Guarantee, indemnity or other similar surety or Security Interest in respect of any Secured Money; or

(c) have or claim any right of contribution or indemnity from any other person who gives a Guarantee, indemnity or other similar surety or Security Interest in respect of any Secured Money.

The receipt of any distribution, dividend or other payment by the Mortgagee out of or relating to any Liquidation will not prejudice the right of the Mortgagee to recover the Secured Money by enforcement of this Deed and each Collateral Security.

30.5 Suspense account

In the event of the Liquidation of the Borrower or any other person, the Mortgagor authorises the Mortgagee:

(a) to prove for all moneys received by any Receiver, Attorney or Mortgagee under or by virtue of this Deed or any Collateral Security; and

(b)  (i)  to retain and carry to a suspense account; and

     (ii) to appropriate at the discretion of that Mortgagee;

     any dividend received in the Liquidation of the Borrower or any other person and any other money received in respect of the Secured Money,

until that Mortgagee has been paid the Secured Money in full.

30.6 Rescission of payment

Whenever for any reason (including without limitation under any law relating to Liquidation, fiduciary obligations or the protection of creditors):

(a) all or part of any transaction of any nature (including without limitation any payment or transfer) made during the term of this Deed which affects or relates in any way to the Secured Money is void, set aside or voidable;

(b) any claim that anything contemplated by paragraph (a) is upheld, conceded or compromised; or

(c) the Mortgagee is required to return or repay any money or asset received by it under any such transaction or the equivalent in value of that money or asset,

the Mortgagee will immediately become entitled against the Mortgagor to all rights in respect of the Secured Money and the Mortgaged Property which it would have had if all or the relevant part of the transaction or receipt had not taken place. The Mortgagor shall indemnify the Mortgagee on demand against any resulting loss, cost or expense. This Clause continues to apply after this Deed is discharged.

30.7 Indemnity

If any Secured Money (including moneys which would have been Secured Money if they were recoverable) are not recoverable from the Borrower for any reason, including without limitation, any legal limitation, disability or incapacity affecting the Borrower or an obligation in any Transaction Document being or becoming unenforceable, void or illegal and whether or not:

(a) any transaction relating to the Secured Money was void or illegal or has been subsequently avoided; or

(b) any matter or fact relating to that transaction was or ought to have been within the knowledge of the Mortgagee,

the Mortgagor shall indemnify the Mortgagee on demand in respect of those moneys and shall pay such moneys to the Mortgagee on demand.

30.8 Variations

Without limiting the above provisions, this Deed and any Collateral Security covers the Secured Money as varied from time to time including, without limitation, as a result of:

(a)  any amendment to any Transaction Document or any new Transaction Document,

(b)  the provision of further accommodation to the Borrower,

and whether or not with the consent of or notice to the Mortgagor.

31.  COUNTERPARTS

This Deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

32.  ACKNOWLEDGEMENT BY MORTGAGOR

The Mortgagor confirms that:

(a) it has not entered into any Transaction Document in reliance on, or as a result of, any conduct of any kind of or on behalf of the Mortgagee or any related body corporate of the Mortgagee (including, without limitation, any advice, warranty, representation or undertaking); and

(b) no Mortgagee nor any related body corporate of the Mortgagee is obliged to do anything (including, without limitation, disclose anything or give advice),

except as expressly set out in the Transaction Documents.

32.2 Representations and warranties

The Mortgagor makes the following representations and warranties.

(a) (Status) It is a corporation validly existing under the laws of the place of its incorporation.

(b) (Power) It has the power to enter into and perform its obligations under the Transaction Documents to which it is expressed to be a party, to carry out the transactions contemplated by those documents and to carry on its business as now conducted or contemplated.

(c) (Corporate authorisations) It has taken all necessary corporate action to authorise the entry into and performance of the Transaction Documents to which it is expressed to be a party, and to carry out the transactions contemplated by those documents.

(d) (Documents binding) Each Transaction Document to which it is expressed to be a party creates valid and binding obligations enforceable in accordance with its terms, subject to any necessary stamping and registration subject to any applicable bankruptcy, insolvency or other laws affecting creditors rights generally and to general principles of equity.

(e) (Transactions permitted) The execution and performance by it of the Transaction Documents to which it is expressed to be a party and each transaction contemplated under those documents did not and will not violate in any respect a provision of:

     (i) a law or treaty or a judgment, ruling, order or decree of a Governmental Agency binding on it;

     (ii)  its constitution or other constituent documents; or

     (iii) any other document or agreement to which it is a party which is binding on it or its assets,

     and, except as provided by the Transaction Documents, did not and will not:

     (iv)  create or impose a Security Interest on any of its assets; or

     (v) allow a person to accelerate or cancel an obligation with respect to Financial Indebtedness, or constitute an event of default, cancellation event, prepayment event or similar event (whatever called) under an agreement relating to Financial Indebtedness, whether immediately or after notice or lapse of time or both.

(f)  (Accounts)

     (i) Its most recent consolidated and unconsolidated audited Accounts give a true and fair view of the matters with which they deal.

     (ii) There has been no subsequent change in its state of affairs which is reasonably likely to have a Material Adverse Effect.

     (iii) Those Accounts comply with current accounting practice except to the extent disclosed in them and with all applicable laws.

     (iv) All material Financial Indebtedness and other material contingent liabilities are disclosed in those Accounts.

(g) (No litigation) No litigation, arbitration, Tax claim, dispute or administrative or other proceedings is currently or pending or, to its knowledge, threatened, which may have a Material Adverse Effect.

(h) (No default) Nothing has occurred which constitutes an event of default, cancellation event, prepayment event or similar event (whatever called) under a document or agreement to which it is a party binding on it or its assets which relates to Financial Indebtedness or is material, whether immediately or after notice or lapse of time or both.

(i)  (Authorisations)  Each Authorisation which is required in relation to:

     (i) the execution, delivery and performance by it of the Transaction Documents to which it is expressed to be a party and the transactions contemplated by those documents;

     (ii)  the validity and enforceability of those documents; and

     (iii) its business as now conducted or contemplated and which is material,

     has been obtained or effected. Each is in full force and effect. It has complied with each of them. It has paid all applicable fees for each of them.

(j) (No misrepresentation) All material information provided by it to the Mortgagee is true in all material respects at the date of this Deed or, if later, when provided. Neither that information nor its conduct and the conduct of anyone on its behalf in relation to the transactions contemplated by the Transaction Documents, was or is misleading, by omission or otherwise.

(k) (Agreements disclosed) Each document or agreement which is material to the Transaction Documents or which has the effect of varying a Transaction Document has been disclosed to the Mortgagee in writing.

(l) (Copies of documents) All copies of documents (including its latest audited Accounts and all Authorisations) given by it or on its behalf to the Mortgagee are true and complete copies in all material respects. Except as disclosed to the Mortgagee in writing prior to the date of this deed, those documents are in full force and effect.

(m) (Title) Except as disclosed to the Mortgagee in writing prior to the date of this deed, it is the sole beneficial owner of all material assets included in its latest audited Accounts free of any other third party right or interest whatever.

(n) (Law) It has complied with all laws binding on it where breach may have a Material Adverse Effect.

32.3 Reliance on representations and warranties

The Mortgagor acknowledges that the Mortgagee has entered the Transaction Documents in reliance on the representations and warranties in this clause.

33.  UNDERTAKINGS

33.1 Negative undertakings

The Mortgagor undertakes to the Mortgagee as follows, except to the extent that the Mortgagee consents:

(a) (Corporate existence) It will do everything necessary to maintain its corporate existence in good standing. It will not transfer its jurisdiction of incorporation or enter any merger or consolidation.

(b)  (Financial assistance)  It will not:

     (i) advance money or make available financial accommodation to or for the benefit of; or

     (ii) give a Security Interest in connection with an obligation or liability of,

     a person other than the Mortgagee, but it may deposit funds with a bank in the ordinary course of its business or provide credit to its customers in the ordinary course of ordinary business.

(c) (Mortgaged Property) It will not create or suffer to exist any Security Interest over all or any part of the Mortgaged Property other than this Deed.

(d) (no changes without consent) It will ensure that no variation is made to any provision of any Transaction Document or any other document or agreement entered into in connection with the Mortgaged Property, without the Mortgagor's prior consent.

(e) (agreements disclosed) It will ensure that a copy of any document or agreement which is created with the effect of varying a Transaction Document or any other document or agreement entered into in connection with the Mortgaged Property, is provided to the Mortgagor promptly after it has been created.

33.2 Marketable Securities

The Mortgagor covenants with Mortgagee to maintain and protect all Marketable Securities included in the Mortgaged Property. Without limitation, it covenants with the Mortgagee as follows (subject to the other provisions of this Deed).

(a)  (Notify rights offered or accruing)  It will:

     (i) notify the Mortgagee immediately if it becomes entitled to, or is offered, New Rights; and

     (ii) ensure that all documents relating to New rights or arising out of their subscription, taking up or exercise are delivered to the Mortgagee.

(b) (Subscribe to rights) If the Mortgagee directs, it will promptly subscribe to, take up or exercise New Rights.

(c) (Remedy defects) It will remedy each defect in its holding of those Marketable Securities.

(d) (Take proceedings) It will take or defend all legal proceedings which the Mortgagee requires to protect or recover those Marketable Securities.

(e) (Execute documents) It will execute each document to which it is expressed to be a party in relation to anything required under this clause.

(f) (Pay calls) It will duly pay all calls in respect of those Marketable Securities.

(g) (Deliver documents) Immediately on receipt by it or for its account, it will deliver to the Mortgagee each certificate, acceptance, contract note or transfer for those Marketable Securities.

(h) (Return of documents) If the Mortgagee makes available a document relating to those Marketable Securities or New Rights for registration, stamping, exercise, acceptance or another purpose:

     (i) it will ensure that the document or each resulting or replacement document (as the case may be) is delivered directly to the Mortgagee when available or returned; and

     (ii) to the extent required by the Mortgagee, it will ensure that all persons dealing with it have notice of this Deed.

     The Mortgagee will make available any document which it holds on reasonable request by the Mortgagor for the purpose of recording, perfecting or preserving the title of the Mortgagor to Marketable Securities, or exercising rights attaching to Marketable Securities in a manner consistent with the Mortgagee's security, if arrangements satisfactory to the Mortgagee are in place to protect the Mortgagee's security.

(i) (Nothing prejudicial) It will not do or omit to do anything which might render those Marketable Securities liable to forfeiture, cancellation, avoidance or loss or might otherwise prejudicially affect the Mortgagee's interest in them or their value.

(j) (Meetings of securityholders) It will immediately provide to the Mortgagee certified copies of all reports and other documents received by it in its capacity as a holder of those Marketable Securities or relating in any way to those Marketable Securities including any report or notice of any meeting which the holder of Marketable Securities is entitled to attend or vote at or both.

(k)  (Vote)

     (i) Subject to sub-paragraph (ii), it will vote those Marketable Securities in a prudent manner.

     (ii) It will not vote those Marketable Securities while an Event of Default or Potential Event of Default subsists or after this Deed has been enforced, except with the consent of the Mortgagee.

(l)  (Dividends etc to be applied in payment)

     (i) It will ensure that all amounts received by it or for its account as holder of or in relation to those Marketable Securities, whether by dividend, distribution or otherwise, are applied in payment of the Secured Money.

     (ii) If it receives an asset (other than money, new shares or entitlements to shares) as holder of or in relation to those Marketable Securities, it will immediately sell the asset at its market value and apply the net proceeds of sale in the same way.

(m) (Notices) It will promptly give the Mortgagee copies of all documents and notices received by it from any beneficiary or manager of the Trust or which it gives to a beneficiary or manager of the Trust.

33.3 Term of undertakings

Each undertaking in this clause continues from the date of this Deed until the Secured Money is fully and finally paid.

34.  STAMP DUTY

(a) The Mortgagor shall pay (and reimburse the Mortgagee) all stamp, transactions, registration and similar Taxes (including fines and penalties) in relation to the execution of any Transaction Document to which the Mortgagor is a party or any payment or receipt or any other transaction contemplated by any Transaction Document to which the Mortgagor is a party.

(b) Those Taxes include financial institutions duty, debits tax or other Taxes payable by return and Taxes passed on to the Mortgagee by a bank or financial institution.

(c) The Mortgagor shall indemnify the Mortgagee against any liability resulting from delay or omission to pay those Taxes except to the extent the liability results from failure by the Mortgagee to pay any tax after having been put in funds to do so by the Mortgagor.

35.  REGISTRATION

Mortgagor will ensure that this charge is registered in the manner and within such time limits as may be prescribed by law to ensure the full efficacy of this charge as security to the Mortgagee to pay Taxes.

EXECUTED as a Deed



SIGNED for and on behalf of the                )
NESS SECURITY PRODUCTS PTY                     )
LIMITED by                                     )
who certifies that they are duly appointed as  )
the attorney of NESS SECURITY                  )
PRODUCTS PTY LIMITED and that they             )
have not received notification of the          )  __________________________
revocation of the power of attorney under      )
the authority of which they have executed      )
this Deed in the presence of:                  )

_____________________________________  Signature of Witness

_____________________________________  Print Name of Witness



SIGNED for and on behalf of the                )
FAI INSURANCES LIMITED by                      )
                                               )
who certifies that they are duly appointed as  )
the attorney of FAI INSURANCES                 )
LIMITED and that they                          )
have not received notification of the          )  __________________________
revocation of the power of attorney under      )
the authority of which they have executed      )
this Deed in the presence of:                  )

_____________________________________  Signature of Witness

_____________________________________  Print Name of Witness